        NUMBER                                                                                                   SHARES
       -               -                                                                                                 -               -

                Advanced Bio/Chem, Inc.
                a Nevada Corporation

This Certifies that ________________________________________________________ is the owner of
_________________________________________________________ fully paid and non-assessable shares
of Common Stock   of the par value   $.001   each of   Advanced Bio/Chem, Inc.
Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized
Attorney upon surrender of this Certificate properly endorsed.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated ___________________

                    ______________________ SECRETARY                                                     ______________________ PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM    -     as tenants in common               UNIF GIFT MIN ACT --  __________________  Custodian___________________
                                        (Cust)                                                      (Minor)
    TEN ENT     -     as tenants by the entireties                                                                               under Uniform Gifts to Minors

   J T TEN         -     As joint tenants with right of
           survivorship and not as tenants                                                      Act._________________
           in common                                                                                                                     (Shares)
                Additional abbreviations may also be used though not in the above list.

For value Received            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________
_______________________

        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the Common Stock represented by the within Certificate
         and do hereby irrevocably constitute and appoint

                                                                                                                                Attorney
to transfer the said stock on the books of the Books of the within named
Corporation with full power of substitution in the premises.

Dated ____________________, _________

_____________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.